united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2021

CELULARITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Park Ave Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

(609) 235-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	CELUW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by Celularity Inc. (the “Company”) on July 22, 2021 (the “Original Report”) as amended on August 16, 2021 by Amendment No. 1 on Form 8-K/A (“Amendment No. 1”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 2 amends (i) Item 9.01(b) to include the unaudited pro forma condensed combined financial information of the Company as of and for the period ended June 30, 2021 and (ii) Item 9.01(d) to include Exhibit No. 99.5 containing certain unaudited pro forma condensed combined financial information of the Company.

This Amendment No. 2 does not amend any other item of the Original Report or Amendment No. 1 or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information of the Company is set forth in Exhibit 99.5 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit
number	Description of document
99.5*	Unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020
104	Cover Page Interactive File

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2021

CELULARITY INC.

By:	/s/ Robert J. Hariri
Robert J. Hariri M.D., Ph.D.
Chief Executive Officer

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